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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  December 22, 1999
                                                         -----------------


                          Engage Technologies, Inc.
           --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          000-26671                                 04-3281378
 --------------------------------      ---------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)



100 Brickstone Square
Andover, Massachusetts                                01810
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(Address of Principal Executive Offices)           (Zip Code)


                                (978) 684-3884
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             (Registrant's Telephone Number, Including Area Code)


                 --------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition or Disposition of Assets

     On December 22, 1999, Engage Technologies, Inc., a Delaware corporation ("Registrant"), completed its acquisition of AdKnowledge Inc., a California corporation ("AdKnowledge"), a provider of products and services which allow online marketers and ad agencies to plan, target, serve, track and analyze advertising campaigns. Previously, on September 23, 1999, the Registrant, CMGI, Inc., a Delaware corporation and the majority stockholder of Registrant ("CMGI"), AK Acquisition Corp., a California corporation and a wholly-owned subsidiary of CMGI ("Transitory Sub"), AdKnowledge , and Steve Findley, John Mracek and Kevin Wandryk (collectively, the "Shareholder Representative") executed an Agreement and Plan of Merger and Contribution (the "Merger Agreement"). Upon the completion of the transactions contemplated by the Merger Agreement, AdKnowledge became a wholly-owned subsidiary of Registrant. Specifically, the Merger Agreement contemplated:

          First, a merger of Transitory Sub with and into AdKnowledge, with AdKnowledge being the surviving corporation (the "Surviving Corporation"). In this merger, all the AdKnowledge preferred shareholders received an aggregate of approximately $170,000,000 of CMGI common stock and a new class of AdKnowledge common stock ("Surviving Corporation Common Stock"), and all common shareholders of AdKnowledge received shares of Surviving Corporation Common Stock. Upon completion of this merger on November 30, 1999, CMGI owned approximately 88% of the Surviving Corporation Common Stock.

          Second, CMGI and other shareholders of Surviving Corporation contributed their Surviving Corporation Common Stock to Registrant in exchange for approximately $193,000,000 of Registrant's common stock. The value of the Registrant common stock being delivered is $34.60. The Registrant issued common stock from its authorized but unissued capital stock.

          Third, Registrant consummated a California short-form merger between Surviving Corporation and a wholly-owned subsidiary of Registrant ("Engage Sub"), pursuant to which Engage Sub merged with and into Surviving Corporation, with Surviving Corporation being the surviving corporation in such merger. Any remaining holders of Surviving Corporation Common Stock received Registrant's common stock in this merger.

     These transactions were intended to be tax free under Section 368(a) and
Section 351 of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase.

     On December 22, 1999, Registrant announced the closing of the Contribution.
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Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

     Audited financial statements of AdKnowledge, and the notes thereto, required by this Item will be filed by amendment to this Form 8-K not later than March 6, 2000.

     (b)  Pro Forma Financial Information.
          -------------------------------

     The pro forma financial information required by this Item will be filed by amendment to this Form 8-K not later than March 6, 2000.

     (c)  Exhibits.
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          99.1 Agreement and Plan of Merger and Contribution, dated September
23, 1999, by and among the Registrant, CMGI, Inc., AK Acquisition Corp., and AdKnowledge, Inc. and certain individuals as the Shareholder Representative, incorporated by reference from Exhibit 10.1 to the Company's Form 10-Q filed with the Securities and Exchange Commission on December 15, 1999.

          99.2 Press Release.  FILED HEREWITH.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2000                   ENGAGE TECHNOLOGIES, INC.
                                             (Registrant)


                                        By: /s/ Paul L. Schaut
                                            -----------------------------------
                                            Paul L. Schaut
                                            President and Chief Executive
                                            Officer
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                                 EXHIBIT INDEX

Exhibit
Number              Description
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99.1                Agreement and Plan of Merger and Contribution, dated
                    September 23, 1999, by and among the Registrant, CMGI, Inc.,
                    AK Acquisition Corp., and AdKnowledge, Inc. and certain individuals as the Shareholder Representative, incorporated by reference from Exhibit 10.1 to the Company's Form 10-Q filed with the Securities and Exchange Commission on December 15, 1999.

99.2                Press Release